OFFICE DEPOT
                                                                    NEWS RELEASE
--------------------------------------------------------------------------------
CONTACT: Eileen H. Dunn
         Vice President, Investor Relations/Public Relations
         561/438-4930
         edunn@officedepot.com
         ---------------------

         OFFICE DEPOT ISSUES CORRECTED CASH FLOW STATEMENT IN CONNECTION
                         WITH THIRD QUARTER 2002 RESULTS

(Delray Beach, FL) October 22, 2002 - OFFICE DEPOT, INC. (NYSE: ODP), the world's largest seller of office products, announced today that in reviewing its financial performance for the quarter just ended, it has determined that there is an error in the statements of cash flows attached to its third quarter press release, dated October 16, 2002. A corrected statement of cash flows is attached to this press release.

The error resulted from a failure to properly eliminate a line of credit refinancing and related inter-company transfer of funds that occurred in the second quarter of the year, resulting in an overstatement of net cash used in financing activities and a corresponding overstatement of net cash provided by operating activities. Net increase in cash and cash equivalents for the period was correctly stated and is unaffected by the error.

There is no effect on the Company's consolidated statements of earnings or consolidated balance sheets, or any change in its cash flow outlook for the balance of 2002, nor upon any of the other information set forth in the Company's October 16 earnings press release. The error was discovered in the course of the Company's internal review processes in connection with the preparation of its report on Form 10-Q for the third fiscal quarter of 2002. The Company remains comfortable with the guidance outlined in its third quarter press release on October 16, 2002 for free cash flow to exceed $400 million for the full 2002 fiscal year.

No one sells more office products to more customers in more countries through more channels than Office Depot. As the largest seller of office products around the world, the Company operates under the Office Depot(R), Viking Office Products(R), Viking Direct(R) and 4Sure.com(R) brand names. As of September 28, 2002, Office Depot operated 861 office supply superstores in the United States and Canada, in addition to a national business-to-business delivery network supported by 24 delivery centers, more than 60 local sales offices and 13 regional call centers. Furthermore, the Company sells products and services in 19 countries outside of the United States and Canada, including 32 office supply stores in France and 12 in Japan that are owned and operated by the Company; and 115 additional office supply stores under joint venture and licensing agreements operating under the Office Depot name in six foreign countries.

The Company operates an award-winning U.S. Office Depot brand Web site at www.officedepot.com where customers can access Office Depot's low competitive prices seven days a week, twenty-four hours a day, as well as a new Web site that targets the school supply market at www.school.com. The Company also operates eighteen additional Web sites, under the Office Depot and Viking Office Products names, in the U.S., Canada and ten international countries including:
Austria, Australia, Belgium, France, Japan, Germany, Ireland, Italy, the Netherlands and the United Kingdom.

Office Depot's common stock is traded on the New York Stock Exchange under the symbol ODP and is included in the S&P 500 Index.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS: Except for historical information, the matters discussed in this press release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements, including without limitation all of the projections and anticipated levels of future performance, involve risks and uncertainties which may cause actual results to differ materially from those discussed herein. These risks and uncertainties are detailed from time to time by Office Depot in its filings with the United States Securities and Exchange Commission ("SEC"), including without limitation its most recent filing on Form 10-K, filed on March 19, 2002 and subsequent filings on Forms 10-Q and 8K. You are strongly urged to review all such filings for a more detailed discussion of such risks and uncertainties. The Company's SEC filings are readily obtainable at no charge at www.sec.gov and at www.freeEDGAR.com, as well as on a number of other commercial Web sites.


                               OFFICE DEPOT, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (In thousands)
                                   (Unaudited)

                                                                                           39 Weeks Ended
                                                                                 September 28,         September 29,
                                                                                     2002                   2001
                                                                               ------------------    -------------------
CASH FLOW FROM OPERATING ACTIVITIES:
    Net earnings                                                                      $ 247,826               $160,763
    Adjustments to reconcile net earnings to net cash provided by operating activities:
          Discontinued operations                                                       (1,763)                (1,601)
          Depreciation and amortization                                                 149,324                145,948
          Provision for losses on inventories and receivables                            76,565                 88,125
          Changes in working capital                                                    178,040                213,246
          Other operating activities, net                                                27,263                 62,394
                                                                               ------------------    -------------------
             Net cash provided by operating activities                                  677,255                668,875
                                                                               ------------------    -------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Purchases of investments and other assets
                                                                                            ---                (45,961)
    Capital expenditures, net of proceeds from sales                                    (131,040)             (119,670)
                                                                               ------------------    -------------------
       Net cash (used in) investing activities                                         (131,040)              (165,631)
                                                                               ------------------    -------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
    Proceeds from exercise of stock options and sale of stock
       under employee stock purchase plans                                               83,484                 20,681
    Acquisition of treasury stock                                                       (36,380)                   ---
    Proceeds from issuance of long-term debt                                                 ---               255,094
    Payments on long- and short-term borrowings, net                                   (250,951)              (373,700)
                                                                               ------------------    -------------------
       Net cash (used in) financing activities                                         (203,847)               (97,925)
                                                                               ------------------    -------------------

EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS
                                                                                         32,431                 (9,655)
                                                                               ------------------    -------------------

    Net increase in cash and cash equivalents                                           374,799                395,664
       Cash and cash equivalents at beginning of period                                 565,388                146,458
                                                                               ------------------    -------------------
       Cash and cash equivalents at end of period                                    $  940,187             $  542,122
                                                                               ==================    ===================

